                                                                  EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Forms S-3 and S-8
(Nos. 33-44606, 33-93826, 33-95120 and 333-01312) of Aames Financial
Corporation of our report dated August 28, 1996 appearing in this Form 8-K/A.



/s/ PRICE WATERHOUSE LLP



PRICE WATERHOUSE LLP
Los Angeles, California
September 13, 1996